CAPITAL MANAGEMENT INVESTMENT TRUST
                                   SUPPLEMENT
                               Dated July 12, 2000


                         CAPITAL MANAGEMENT MID-CAP FUND




The Special Meeting ("Meeting") of Shareholders of the Capital Management Mid-Cap Fund ("Fund"), which was scheduled for April 27, 2000, has been adjourned. The purpose of the Meeting was to approve an Amended and Restated Plan of Distribution ("Plan") for the Investor Shares and the reimbursement of Rule 12b-1 related expenses that have accrued during the time that the Plan was not in effect. The Meeting shall reconvene on August 17, 2000.

Additionally, the Shareholders of the Fund will be asked to vote on the approval of an Amended and Restated Investment Advisory Agreement that will replace the former investment advisory agreement that lapsed on November 10, 1999.

Also, please note that the "Average Annual Total Returns" listed in the table on page 4 of the Fund's Investor Shares Prospectus are for the year ended December 31, 1999, not 1998 as listed.




          Investors Should Retain This Supplement for Future Reference
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